H U R O N I 1 © 2022 Huron Consulting Group Inc. and affiliates.huronco sul ggroup.comM A R C H 2 9 , 2 0 2 2 Huron Consulting Group Inc. Investor Day Exhibit 99.2

H U R O N I 2 © 2022 Huron Consulting Group Inc. and affiliates. Forward-Looking Statements Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: the impact of the COVID-19 pandemic on the economy, our clients and client demand for our services, and our ability to sell and provide services, including the measures taken by governmental authorities and businesses in response to the pandemic, which may cause or contribute to other risks and uncertainties that we face; failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2021 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason. Guidance noted in this presentation was effective as of February 24, 2022. Nothing in this presentation should be construed as reaffirming, disaffirming or updating such guidance.

Presentation Begins at 9:00 AM ET Welcome Elizabeth Entinghe, CVP Corporate Development and Chief of Staff Positioning the Company for Accelerated Growth and Improved Profitability Jim Roth, Chief Executive Officer Integrating our Industry and Capability Expertise to Drive More Consistent Growth Mark Hussey, President and Chief Operating Officer Accelerating Growth in the Healthcare Industry Jim Gallas, Healthcare Industry Leader Accelerating Growth in the Education Industry Peter Eschenbach, Education Industry Leader Expanding Our Growing Credentials in Commercial Industries Mark Hussey 10-minute Break Fireside Chat: Advancing Our Global Digital Platform Moderated by Jim Roth Mario Desiderio, Digital Capability Leader Fireside Chat: Broadening Our Strategy and Financial Advisory Capabilities Moderated by Ernie Torain, General Counsel Flint Besecker, Corporate Finance Capability Leader John DiDonato, Business Advisory Capability Leader Andy Waldeck, Innosight Capability Leader Executing Our Financial Strategy John Kelly, Chief Financial Officer Q&A Moderated by Elizabeth Entinghe Executive Team Closing Remarks Jim Roth Agenda H U R O N I 3

H U R O N I 4 © 2022 Huron Consulting Group Inc. and affiliates. Jim Roth Chief Executive Officer Positioning the Company for Accelerated Growth and Improved Profitability

HURON | 5

Focused execution on our growth strategy

#	Strategy	Metric
1	**Leading Market Positions In Two Critical Industries** Focus: Accelerating growth in Healthcare and Education	Healthcare and Education revenues represented **75%** of total company revenues in 2021
2	**Growing Presence in Commercial Industries** Focus: Expanding our growing credentials in commercial end markets	Commercial revenues represented **25%** of total company revenues in 2021
3	**Rapidly Growing Global Digital Capability** Focus: Advancing our integrated digital platform to support its strong growth trajectory	Digital grew to nearly **40%** of total company revenues in 2021
4	**Solid Foundation for Growth and Margin Expansion** Focus: Executing on our primary revenue drivers and margin levers to achieve more consistent growth and improve profitability	Recurring revenue represented **15%** of total company revenues in 2021
5	**Strong Balance Sheet and Cash Flows** Focus: Delivering 25%-50% of deployed capital as a return to shareholders via share repurchases	**$65M** of capital returned to shareholders via share repurchases in 2021

Commitment to Delivering:

- Low double-digit annual revenue growth
- Mid-teen % adjusted EBITDA margins by 2025
- High teen % annual EPS growth
- Strong annual cash flows with 25-50% targeted for share repurchases

© 2022 Huron Consulting Group Inc. and affiliates.

© 2022 Huron Consulting Group Inc. and affiliates. H U R O N I 6 Driving our vision through five key ESG commitments ADVANCING OUR CLIENTS’ MISSIONS INVESTING IN OUR PEOPLE We are committed to investing in our people and fostering a diverse and inclusive culture We serve clients in industries that have a significant impact on the health and well-being, education and economic growth of our communities SERVING OUR COMMUNITIES We have a long tradition of supporting the communities where we live and work We are focused on protecting and preserving our planet for future generations ACHIEVING ENVIRONMENTAL PROGRESS MANAGING RESPONSIBLY We hold our directors, management and employees to the highest standards of integrity and principled business conduct Established Huron Social Alliance to help address the need for broader educational access and support resource-constrained institutions Joined the CEO Action for Diversity & InclusionTM coalition Supported 475 organizations through volunteering, matching gifts and corporate donations Established and reported our baseline greenhouse gas (GHG) emissions to support goal development Published Human Rights and Health and Safety Policies to provide additional transparency into our policies and practices Illustrative Actions Taken in 2021 For more details, see the Company’s 2021 Environmental, Social and Governance (ESG) Report, which can be found in the investor relations section of the Company’s website, including our Sustainability Accounting Standards Board (SASB) Index Addendum, EEO-1 Statement and baseline environmental impact data.

H U R O N I 7 © 2022 Huron Consulting Group Inc. and affiliates. Furthering our commitment to our people 77% Employee engagement score in 2021 Above the Glint global benchmark of 74% 11 Years in a row recognized as a Best Firm to Work For by Consulting magazine 68% Of all senior leadership promotions made at the end of 2021 were women 500+ Executive coaching hours invested in the development of our people

H U R O N I 8 © 2022 Huron Consulting Group Inc. and affiliates. Mark Hussey President and Chief Operating Officer Integrating our Industry and Capability Expertise to Drive More Consistent Growth

HURON | 9

Operating in a large, growing professional services industry with core end markets facing significant disruption and/or regulatory change

Healthcare

$26B Expected Healthcare consulting and managed services addressable market in 2026[(1)]

Education

$10B+ Total addressable market for Huron's Education ERP and student information systems offerings[(2)]

Digital

10% Expected IT services-related business and technology consulting growth rate in 2022[(3)]

Strategy

5% Expected global strategy consulting market CAGR from 2018 to 2025[(4)]

Financial Advisory

$11B Expected addressable market for Huron's financial advisory capabilities in 2026[(5)]

(1) Internal analysis coupled with data from IBIS World's Healthcare Consultants report dated February 2021 and Markets and Markets Revenue Cycle Management/RCM Market Global Forecast to 2026 dated August 2021.
(2) Internal analysis coupled with data from The Tambellini Group's 2021 Student Systems and Financial Management and Human Capital Management Systems US Higher Education Market Share, Trends and Leaders reports.
(3) Rimol, M. (2022, January 18). Gartner Forecasts Worldwide IT Spending to Grow 5.1% in 2022. Gartner.
(4) Internal analysis coupled with data from Market Research Future's Global Strategy Consulting Market Information by Services, by Organization Size, by Industry Vertical and Region – Forecast to 2027 report dated August 2021.
(5) Internal analysis coupled with data from IBIS World's Management Consulting in the US report dated September 2021.

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 1 0 © 2022 Huron Consulting Group Inc. and affiliates. Focused execution on our growth strategy Leading Market Positions In Two Critical Industries Focus: Accelerating growth in Healthcare and Education1 Growing Presence in Commercial Industries Focus: Expanding our growing credentials in commercial end markets2 Rapidly Growing Global Digital Capability Focus: Advancing our integrated digital platform to support its strong growth trajectory3 Solid Foundation for Growth and Margin Expansion Focus: Executing on our primary revenue drivers and margin levers to achieve more consistent growth and improve profitability4 Strong Balance Sheet and Cash Flows Focus: Delivering 25%-50% of deployed capital as a return to shareholders via share repurchases5

© 2022 Huron Consulting Group Inc. and affiliates. H U R O N I 1 1 Building on our primary revenue drivers, including our foundation of recurring revenue, to drive consistent growth Other recurring revenue models generated approx. 4% of total company revenues in 2021 Multi-year strategic and digital transformations have represented more than 25% of total company revenues in each of the last three years Managed services generated approx. 6% of total company revenues in 2021 of which nearly 65% was recurring Healthcare and Education products generated approx. 6% of total company revenues in 2021 85% of Huron’s revenue in 2021 was from repeat clients, including 12 clients who have worked with Huron each year since 2004 ANNUAL RECURRING REVENUES GREW 7% OVER 2020, COMPRISING 15% OF TOTAL COMPANY REVENUES IN 2021 ADDITIONAL RECURRING REVENUE MODELS Multi-year subscription- based contracts or business models with new recurring revenue streams MULTI-YEAR TRANSFORMATIONS Multi-year strategic or digital transformation engagements MANAGED SERVICES Multi-year managed services and/or outsourcing engagements that take on more permanent roles in a clients’ operating structure PRODUCTS AND ACCELERATORS Digital products or accelerators drive recurring revenue and/or new consulting engagements DEEP CLIENT RELATIONSHIPS Sticky client relationships lead to new or expanded engagement opportunities

© 2022 Huron Consulting Group Inc. and affiliates. H U R O N I 1 2 New operating model expands and more deeply integrates Huron’s industry expertise with its digital, strategic and financial advisory capabilities OPPORTUNITY TO UNLOCK MEANINGFUL SHAREHOLDER VALUE FROM Historical Operating Model TO New Operating Model Strengthens our go-to-market strategy and competitive advantage Drives efficiencies across our business that support margin expansion Positions the company to accelerate growth and innovation Standalone business units Multiple industry go-to-market strategies Standalone capabilities Focused collaboration areas Matrixed operating model with more integrated businesses Unified industry expertise and go-to-market focus Integrated companywide capabilities and global delivery platform Aligned accountability and collaboration

H U R O N I 1 3 Operating model is matrixed on industry expertise and capability and built on a rapidly growing global platform © 2022 Huron Consulting Group Inc. and affiliates. Healthcare Industry Education Industry Financial Services Industry Energy & Utilities Industry Other Commercial Industries STRATEGY (INNOSIGHT) ORGANIZATIONAL AND PEOPLE TRANSFORMATION Commercial DIGITAL Creates a platform for additional growth in the commercial industries GLOBAL DELIVERY PLATFORM Industry Aligning under a common go-to- market strategy across all of our firm-wide offerings in each industry and driving greater accountability to achieve our industry growth goals Aligning common capabilities across the enterprise to better drive operating efficiencies and elevate our collective market position Capability OPERATIONS

© 2022 Huron Consulting Group Inc. and affiliates. H U R O N I 1 4 Integrates our digital-related capabilities into a unified global platform and provides improved visibility into our growing offerings Digital represents all technology and analytics services, including technology-related managed services, and products revenue delivered across the company, irrespective of industry Consulting and Managed Services includes all management consulting services, managed services (excluding technology) and outsourcing revenue delivered across the company, irrespective of industry Digital 39% Consulting and Managed Services 61% Capabilities Mix 2021 Revenue 83% of Digital revenue is comprised of technology services revenue 17% of Digital revenue is comprised of technology product revenue

© 2022 Huron Consulting Group Inc. and affiliates. H U R O N I 1 5 Rapidly growing global delivery platform enables Huron to accelerate growth and expand margins 220+ 300+ 410+ 550+ 840+ 2017 2018 2019 2020 2021 India Headcount Growth Digital 66% Corporate 18% Managed Services 16% India Headcount 5-Year CAGR 40% 2021

© 2022 Huron Consulting Group Inc. and affiliates. H U R O N I 1 6 © 2022 Huron Consulting Group Inc. and af ili . Jim Gallas Healthcare Industry Leader Accelerating Growth in the Healthcare Industry

HURON | 17

Healthcare industry segment returned to growth in 2021 and is well-positioned to accelerate growth in 2022 and beyond


Healthcare Industry Revenue
($ in millions)
5-Year CAGR
4%
$387
$420
$468
$407
$445
2017
2018
2019
2020
2021
Clients Served
950+
900+
925+
900+
950+

The leading trusted advisor to the healthcare industry

- Served over 95% of the largest hospitals and health systems in America[1]
- Industry-first approach built around a team of leading experts, including 100+ clinicians
- Breadth of capabilities creates a full-service partner, spanning strategy and innovation, operations, digital and organizational transformation
- Uniquely positioned to put strategy into practice with demonstrable implementation outcomes ranging from:
  - Improved revenue between 3-10%+ with optimized performance, enhanced access and accelerated growth
  - Reduced total operating expenses by 10-20%+
  - Improved consumer experience results by 5-15+ percentile points

(1) *100 of the largest hospitals and health systems in America | 2021*. (2022, January 31). Becker's Hospital Review. https://www.beckershospitalreview.com/100-of-the-largest-hospitals-and-health-systems-in-america-2021.html

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 18

Building on our primary revenue drivers in Healthcare, including our foundation of recurring revenue, to drive consistent growth

DEEP CLIENT RELATIONSHIPS	MULTI-YEAR TRANSFORMATIONS	MANAGED SERVICES	PRODUCTS AND ACCELERATORS	ADDITIONAL RECURRING REVENUE MODELS
Sticky client relationships lead to new or expanded engagement opportunities	Multi-year strategic or digital transformation engagements	Multi-year managed services and/or outsourcing engagements that take on more permanent roles in a clients' operating structure	Digital products or accelerators drive recurring revenue and/or new consulting engagements	Multi-year subscription-based contracts or business models with new recurring revenue streams
On average, 90%+ of annual Healthcare industry segment revenues are derived from repeat clients	Multi-year transformations span our strategy, operations and digital capabilities, creating a solid annual revenue base from which to grow	Revenue cycle and digital managed services doubled in revenues in 2021 as compared to 2020	Healthcare products generated over 25% of total healthcare industry segment digital revenues in 2021	Additional recurring revenue models represented approximately 8% of total Healthcare industry segment revenues in 2021

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 19

Accelerating growth by unifying our offerings and our go-to-market strategy to better serve the healthcare industry

More deeply integrating Huron's industry expertise with the full breadth of its capabilities

- 60+ Healthcare industry clients were served in 2021 from multiple Huron business units

Revenue by Capability

2021


Digital(1)
26%
Consulting
63%
Managed
Services
11%
Performance
Improvement
47%
Culture and
Organizational Excellence
8%
Financial Advisory
4%
Other
4%

EXPANDING OUR STRENGTHS IN KEY AREAS

DIGITAL • REVENUE CYCLE OPTIMIZATION • COST TRANSFORMATION • CARE AND CONSUMER EXPERIENCE
ORGANIZATIONAL AND PEOPLE TRANSFORMATION • STRATEGY AND INNOVATION

(1) Digital includes technology-related managed services.

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 20

Healthcare faces significant strategic and operational pressures, creating a growth opportunities for Huron

Top Issues Confronting Hospitals[1]		Opportunities For Huron's Offerings: Strategy	Perform. Improve.	Culture and Org. Excellence	Financial Advisory	Managed Services	Digital
Financial challenges	PCP Turnover, Burnout Generated $979M in Excess Healthcare Spending (REVCYCLE INTELLIGENCE)	✓	✓	✓	✓	✓	✓
Personnel shortages of all types	About 1 in 5 healthcare workers have left medicine since the pandemic began (BECKER'S HOSPITAL REVIEW)	✓	✓	✓		✓	✓
Access to care	Staff shortages, deferred treatment driving changes in care models (Modern Healthcare)	✓	✓	✓		✓	✓
Inadequate technology	The digital revolution has begun but 52% of executives have not progressed beyond the pilot stage (HEALTHCARE FINANCE)	✓	✓				✓
Patient safety and quality	CDC, CMS call for rebuilding health system after patient safety measures drop (BECKER'S HOSPITAL REVIEW)		✓	✓			✓
Compliance with governmental mandates	Report: Only 14.3% of hospitals compliant with price transparency rules one year in (FIERCE Healthcare)	✓	✓	✓	✓	✓	✓
Patient satisfaction and consumerism	Convenience, Technology Use Can Boost Patient Satisfaction (PATIENT ENGAGEMENTHIT)	✓		✓		✓	✓
Physician-hospital relations	70% of physicians are now employed by hospitals or corporations (BECKER'S ASC REVIEW)		✓	✓			✓

© 2022 Huron Consulting Group Inc. and affiliates.

(1) *Top Issues Confronting Hospitals in 2021.* (2022, February 4). American College of Healthcare Executives. https://www.ache.org/learning-center/research/about-the-field/top-issues-confronting-hospitals/top-issues-confronting-hospitals-in-2021

H U R O N I 2 1 © 2022 Huron Consulting Group Inc. and affiliates. Investing to deliver future growth in Healthcare STRONG MOMENTUM TO DATE • Expanded our client base beyond healthcare providers, which now represents over 15% of Healthcare industry segment revenues in 2021 • Established and grew revenue cycle managed services offerings, doubling annual revenues from 2020 to 2021 OPPORTUNITIES THAT LIE AHEAD BROADENING OUR CAPABILITIES AND SERVICE OFFERINGS • Further developing and deploying intelligent automation and analytics • Investing in new digital capabilities, including data and advanced analytics, and further integrating our Perception Health acquisition • Expanding our federal health and payor offerings • Continuing to expand acute care delivered in the home via our exclusive partnership with Medically Home INNOVATING TO STRENGTHEN OUR LEADING MARKET POSITION • Accelerating growth in revenue cycle consulting and managed services • Combining our strategic, digital and performance improvement capabilities to drive greater margin improvements for our clients • Growing market share in our core healthcare digital services (e.g., EHR, ERP, CRM, etc.) and products • Advancing people transformation capabilities to help clients achieve greater workforce resiliency

H U R O N I 2 2 © 2022 Huron Consulting Group Inc. and affiliates. Peter Eschenbach Education Industry Leader Accelerating Growth in the Education Industry

HURON | 23

Achieved record revenues for the Education industry segment in 2021, setting the stage for continued strong growth


Education Industry Revenue
($ in millions)
5-Year CAGR
7%
$182
$208
$231
$223
$242
2017
2018
2019
2020
2021
Clients Served
350+
375+
400+
380+
460+

The leading trusted advisor to the U.S. education industry

- 20+ clients generated revenues greater than $2.5M in 2021
- Growing recurring revenue in our research, digital and student offerings, representing ~15% of Education industry segment revenue in 2021

Distinct and strong competitive advantage

- Powerful network of client relationships built over decades
- Deep industry expertise garnering experience from working in industry and conducting thousands of engagements since our founding
- Breadth of capabilities creates a unique, full-service partner to support the myriad of complexities facing the education industry
- Research and student businesses have distinct competitive advantages given our expertise and comprehensive set of offerings

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 24

Building on our primary revenue drivers in Education, including our foundation of recurring revenue, to drive consistent growth

DEEP CLIENT RELATIONSHIPS	MULTI-YEAR TRANSFORMATIONS	MANAGED SERVICES	PRODUCTS AND ACCELERATORS	ADDITIONAL RECURRING REVENUE MODELS
Sticky client relationships lead to new or expanded engagement opportunities	Multi-year strategic or digital transformation engagements	Multi-year managed services and/or outsourcing engagements that take on more permanent roles in a clients' operating structure	Digital products or accelerators drive recurring revenue and/or new consulting engagements	Multi-year subscription-based contracts or business models with new recurring revenue streams
Approx. 90%+ of annual Education industry segment revenues are derived from repeat clients	On average, 35% of total annual Education industry segment revenues are derived from multi-year digital transformation engagements	Research managed services and digital managed services in the Education industry collectively grew nearly 35% in 2021 over 2020	In 2021, our Huron Research Suite product represented approximately 25% of total Education industry digital revenues	The student search offerings acquired via Whiteboard Higher Education will create a new platform to drive recurring revenues

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 2 5 © 2022 Huron Consulting Group Inc. and affiliates. Accelerating growth by unifying our offerings and our go- to-market strategy to better serve the Education industry More deeply integrating Huron’s industry expertise with its digital, strategic and financial capabilities • 6 out of the top 10 Education industry clients in 2021 worked with multiple business units across Huron • 50+ Education industry clients served in 2021 worked with our consulting and digital teams Managed Services 4% Digital 46% Research 28% Strategy & Operations 21% Other 1% Consulting 50% Revenue by Capability 2021 (1) Digital includes technology-related managed services. (2) Strategy and operations includes the Company’s student strategy-related offerings.. (1) EXPANDING OUR STRENGTHS IN KEY AREAS DIGITAL · RESEARCH · STUDENT STRATEGY · STRATEGY AND OPERATIONS (2)

HURON | 26

Following the pandemic, 77% of higher education institutions are seeking change, creating new opportunities for Huron

Which of the following outcomes most closely reflect your view of how your institution will respond to the COVID-19 pandemic and economic recession?[1]

44%
TRANSFORM INSTITUTION
My institution should use this period to make difficult but transformative changes in its core structure and operations to better position itself for long-term sustainability

33%
RESET FOR GROWTH
My institution should use this period to focus more on what it does best so it can invest and grow in those areas once the recession ends

20%
RETURN TO NORMAL
My institution can ride out the current difficulties and return more or less to normal operations within 12-18 months

3%
SHRINK INSTITUTION
My institution should use this period to tighten its focus to come out of the recession smaller but better

(1) Lederman, D., 2021. *Survey shows college presidents emerging from COVID-19 more confident their institutions can change and thrive | Inside Higher Ed.* [online] Insidehighered.com. Available at: <https://www.insidehighered.com/news/survey/survey-shows-college-presidents-emerging-covid-19-more-confident-their-institutions-can>.

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 2 7 © 2022 Huron Consulting Group Inc. and affiliates. The education industry continues to face evolving complexities and significant challenges Industry Trends Strategy & Operations Research Student Strategy Digital Managed Services Increased governmental scrutiny, including attention to conflicts of interest and foreign influence Government lifting spending freeze and increasing funding for research agencies Need to modernize operations with shift to the cloud Enrollment challenges increasing despite rise in applications Financial profile creates opportunity for strategic investment Value of higher education and long- term sustainability continue to be in question Disruption in the workforce and the war for talent is increasing Opportunities Created For Huron’s Offerings

HURON | 28

Investing to deliver future growth in Education

STRONG MOMENTUM TO DATE

- Significant growth in strategy, innovation and organizational transformation offerings
- Launched athletics offering
- Expanded into mid-market higher education institutions
- 2019 group hire of student resources provided a significant ROI and strengthened Huron's market leading position

OPPORTUNITIES THAT LIE AHEAD

EXPANDING CAPABILITIES IN STUDENT TO GROW MARKET SHARE

- Accelerating growth in student strategy, including new search capabilities acquired via Whiteboard Higher Education
- Continuing to gain momentum in student information systems (SIS) offerings, which represent a $6B total addressable market opportunity
- Growing customer relationship management (CRM) offerings

STRENGTHENING OUR LEADING MARKET POSITION IN RESEARCH

- Advancing analytics capabilities to further differentiate our offerings
- Continuing to scale our research managed services offerings
- Further investing in our Huron Research Suite product to gain additional market share and support full research outsourcing

EXTENDING OUR LEADERSHIP POSITION IN DIGITAL

- Continuing to grow our core digital service offerings (i.e., ERP, EPM, etc.)
  - Traditional HCM/FIN ERP offerings alone represent a $4B total addressable market opportunity
- Strengthening our global delivery capabilities

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 2 9 © 2022 Huron Consulting Group Inc. and affiliates. Mark Hussey President and Chief Operating Officer Expanding Our Growing Credentials in Commercial Industries H U R O N I 2 9

H U R O N I 3 0 © 2022 Huron Consulting Group Inc. and affiliates. $164 $167 $177 $214 $218 2017 2018 2019 2020 2021 Commercial Industry Revenue ($ in millions) Commercial industries create a platform to drive new avenues for growth while increasing diversification in our portfolio and end markets 5-Year CAGR 7% Clients Served 350+ 340+ 370+ 360+ 410+ Digital 55% Strategy 27% Financial Advisory 18% Consulting 45% Revenue by Capability 2021 Focused on Industries Facing Significant Disruption and/or Regulatory Change (1) Commercial segment industry revenue is inclusive of the Life Sciences business through the date of disposition in Q4 2021. (2) Digital includes technology-related managed services. (2) Financial Services Energy and Utilities Industrials and Manufacturing Public Sector (1) Offerings comprised of: • Digital • Strategy and innovation • Special situation advisory • M&A, capital market and risk advisory

H U R O N I 3 1 © 2022 Huron Consulting Group Inc. and affiliates. Building on our primary revenue drivers in Commercial, including our foundation of recurring revenue, to drive consistent growth Over the last five years, multi-year strategic and digital transformation engagements generated more than $430M of Commercial industry segment revenues Established digital managed services in 2019 and grew revenues to over $8M in 2021 Investing in new products and accelerators to serve the commercial industries, including Huron’s energy application toolkit focused on the energy and utilities industry More than 70% of annual Commercial industry segment revenues were derived from repeat clients MULTI-YEAR TRANSFORMATIONS Multi-year strategic or digital transformation engagements MANAGED SERVICES Multi-year managed services and/or outsourcing engagements that take on more permanent roles in a clients’ operating structure PRODUCTS AND ACCELERATORS Digital products or accelerators drive recurring revenue and/or new consulting engagements DEEP CLIENT RELATIONSHIPS Sticky client relationships lead to new or expanded engagement opportunities

H U R O N I 3 3 © 2022 Huron Consulting Group Inc. and affiliates. Mario Desiderio Digital Capability Leader Fireside Chat: Advancing Our Global Digital Platform Jim Roth, Moderator Chief Executive Officer

H U R O N I 3 4 Built a $350M Digital platform since 2010 through modest organic investments and $200M in deployed capital Expect to generate revenues in excess of $400M in 2022 Enterprise Resource Planning (ERP) Specific to our Workday ERP business, grew our initial organic investment of $4M into a $40M+ business in 20211 Enterprise Performance Management (EPM) Organically and inorganically grew our EPM business into a $70M+ business in 20212 Healthcare and Education Products Productizing our industry IP to generate recurring revenue3 Electronic Health Records Grew EHR revenues 10% in 2021 in a challenged healthcare market4 Salesforce Organically and inorganically grew our Salesforce business into a nearly $40M business in 20215 27% of Digital revenues in 2021 11% of Digital revenues in 2021 13% of Digital revenues in 2021 17% of Digital revenues in 2021 20% of Digital revenues in 2021 Data Management, Analytics and Automation Proven incubator for emerging capabilities which will help drive superior growth6 12% of Digital revenues in 2021 Click Commerce Grew revenues 42% over 2020 Workday Innovation Partner of the Year in 2021 and 2022

H U R O N I 3 5 Growth through the pandemic, despite strong headwinds in our largest end markets, demonstrates the continued demand for our digital offerings 25+ Technology Partners A rapidly growing digital provider • Dedicated industry focus drives differentiation • More nimble and collaborative than a global systems integrator • A full-service provider with a comprehensive set of capabilities • Strong client qualifications and credentials spanning industries, technology partners and applications • Leading industry expertise productized into proprietary software with strong client retention $266 $297 $327 $330 $350 2017 2018 2019 2020 2021 Digital Capability Revenue ($ in millions) 5-Year CAGR 7% Grown from two partners in 2013 Healthcare 34% Education 32% Energy and Utilities 9% Financial Services 8% Professional and Business Services 5% Other 12% Revenue by Industry 2021

H U R O N I 3 6 Market tailwinds persist, creating a meaningful growth opportunity for Huron’s digital offerings Continuing shift to the cloud and digitization Unleashing the next wave of productivity in a post-pandemic work environment Delivering on the power of a data- driven enterprise Continuing focus on the power of advanced analytics and automation Demand Drivers Investing to Deliver Future Growth • Continuing to grow market share for our core digital service offerings (i.e., ERP, EPM, CRM, etc.) • Expanding our digital offerings with a focus on competency adjacencies (i.e., industry boundary applications, data and analytics, blockchain) • Advancing automation and analytics to further differentiate our consulting, digital and managed services offerings • Strengthening our industry-focused products to further build recurring revenue • Advancing our global delivery platform • Deepening and growing our technology partner relationships Increasing exploration of cryptocurrencies and blockchain capabilities

H U R O N I 3 7 © 2022 Huron Consulting Group Inc. and affiliates. Andy Waldeck Innosight Capability Leader Fireside Chat: Broadening Our Strategy and Financial Advisory Capabilities Ernie Torain, Moderator General Counsel Flint Besecker Corporate Finance Capability Leader John DiDonato Business Advisory Capability Leader H U R O N I 3 7

HURON | 38



ANDY WALDECK

INNOSIGHT
CAPABILITY LEADER

- Advises senior leaders on developing growth strategies, managing transformation, building innovation capabilities and designing new disruptive growth businesses
- Extensive experience across the healthcare industry including, payers, providers, medical devices, pharmaceuticals, pharmacy and health information technology

Strong year-over-year growth in 2021 and continued macro challenges create meaningful opportunities for 2022 and beyond

INNOSIGHT
STRATEGY AND INNOVATION AT HURON

- A leading global strategy boutique that competes and wins against larger competitors
  - Trusted advisors to clients' most senior executives
  - Distinct high-impact IP of proprietary books and methodology applied to deliver client outcomes
  - More nimble and collaborative than a Big 3 strategy firm with similar client qualifications and credentials
  - Depth of expertise across industries with distinct expertise in healthcare, life sciences, industrials and manufacturing, financial services and consumer products

Demand Drivers

- Acceleration of disruptive forces
- Digital transformation and emergence of new competitors
- Changing stakeholder beliefs and expectations

Investing to Deliver Future Growth

- Deepening our industry expertise
- Expanding geographically
- Broadening our capabilities, including further scaling our Innosight Connect offering
- Building on our high-impact IP

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 3 9 © 2022 Huron Consulting Group Inc. and affiliates. FLINT BESECKER CORPORATE FINANCE CAPABILITY LEADER • A seasoned C-suite executive with over 30 years of experience concentrated in the financial services, capital markets, healthcare and life science industries • Has served in a number of C-suite roles, including chief executive officer, chief operating officer, chief financial officer and chief risk officer, and has held board positions in private and public companies Broadening our financial advisory capabilities with expanded capital market and industry advisory services to accelerate growth A growing set of core competencies that: • Align closely with Huron’s core end markets • Are delivered by a team of high- caliber, highly credentialed experts • Scaling our M&A capabilities • Driving revenue momentum across new offerings Investing to Deliver Future Growth Demand Drivers Capability offerings comprised of: • Sell-side and buy-side middle market M&A • Public finance advisory, including tax exempt debt • Bank regulatory advisory, including credit risk and anti-money laundering • Senior housing real estate advisory • Active middle market M&A market • Bank regulatory environment increasing in complexity • Greater need for access to capital for healthcare providers while maintaining credit ratings • Aging population driving need for senior housing

HURON | 40

A recognized special situations leader whose offerings provide added capabilities to our core industries



JOHN DIDONATO

BUSINESS ADVISORY CAPABILITY LEADER

- Guided organizations through financial restructuring, operational transformation, and distressed capital raising for 35 years
- A trusted adviser to financially and operationally distressed organizations and their leadership, including having served in more than 250 companies, functioning for many as the chief restructuring officer and the lead fiduciary

A preeminent financial and operational advisory firm that is a recognized special situations advisor to the middle market that has executed over 500 matters in the past 10 years

- Global M&A Network's 2021 Turnaround Atlas award winner
  - Chapter 11 Liquidation of the Year
  - Pre-Pack Restructuring of the Year
- 2021 Restructuring Deal of the Year award winner by M&A Advisor

Capability offerings comprised of:

- Restructuring and turnaround
- Commercial disputes
- Performance improvement

Demand Drivers

- Disruptive events, including geopolitical uncertainty and the Great Resignation, constraining liquidity or impacting operations
- Commodity volatility
- Rising inflation and costs of capital
- Increasing cash used in operations

Investing to Deliver Future Growth

- Gaining additional market share for our restructuring and turnaround offerings
- Further diversifying our service offerings
- Accelerating growth by more deeply aligning our offerings with Huron's core end markets

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 4 1 © 2022 Huron Consulting Group Inc. and affiliates. John Kelly Chief Financial Officer Executing Our Financial Strategy H U R O N I 4 1

H U R O N I 4 2 © 2022 Huron Consulting Group Inc. and affiliates. Q4 and FY 2021 results demonstrate strong momentum 25% Revenue growth Q4 2021 over Q4 2020 ~320 bps Adjusted EBITDA margin expansion Q4 2021 over Q4 2020 78% Adjusted EPS growth Q4 2021 over Q4 2020 Q4 2021 HIGHLIGHTS 7% Revenue growth year-over-year ~50 bps Adjusted EBITDA margin expansion year-over-year 21% Adjusted EPS growth year-over-year FY 2021 HIGHLIGHTS

H U R O N I 4 3 © 2022 Huron Consulting Group Inc. and affiliates. Driving sustainable revenue growth and improved profitability $795 $877 $844 $906 $1,000 2018 2019 2020 2021 2022 Guidance Revenue from Continuing Operations ($ in millions) 9% CAGR since pandemic 11.4% 12.0% 10.3% 10.8% 11.8% 2018 2019 2020 2021 2022 Guidance Adjusted EBITDA Margin % (1) Reflects the midpoint of the Company’s 2022 guidance as of February 24, 2022. Nothing herein shall be construed as reaffirming, disaffirming or updating such guidance. (1) (1) 150 bps improvement since pandemic

HURON | 44

Building on our primary revenue drivers to achieve more consistent revenue growth


Revenue
($ in millions)
Low double-digit annual growth
$844
$906
$1,000
2020
2021
2022 Guidance (1)
2023
2024
2025

Organic revenue expected to drive low double-digit annual growth from 2022 to 2025

- Strong market tailwinds create growth opportunities in each of our core end markets and capabilities
- Deep industry client relationships with opportunities in which to expand wallet share by strengthening collaboration across industries and capabilities
- Accelerating growth in areas with recurring revenue

(1) Reflects the midpoint of the Company's 2022 guidance as of February 24, 2022. Nothing herein shall be construed as reaffirming, disaffirming or updating such guidance.

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 45

Adjusted EBITDA margin % is on a trajectory to achieve mid-teen % in 2025


Adjusted EBITDA Margin %
10.3%
10.8%
11.8%
Mid-teen %
2020
2021
2022(1) Guidance
Utilization Improvement
Pricing Enhancement
Business Mix Shift
SG&A Scaling
Investments for Growth, including M&A
2025

Committed to annual expansion while maintaining flexibility to optimally manage the business

- Operating income margin expansion driven by improved utilization and pricing and shift in business mix
- Improved SG&A leverage to continue as we scale the business
- Commitment to margin expansion includes continued investments in organic and inorganic growth

(1) Reflects the midpoint of the Company's 2022 guidance as of February 24, 2022. Nothing herein shall be construed as reaffirming, disaffirming or updating such guidance.

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 4 6 © 2022 Huron Consulting Group Inc. and affiliates. Healthy balance sheet and strong cash flows create flexibility to return capital to shareholders and drive future growth $87 $109 $120 $21 $80 7.7% 7.0% 9.3% 1.9% 0% 5% 10% 15% 20% $- $40 $80 $120 2018 2019 2020 2021 2022 Guidance F re e C as h F lo w Y ie ld $ in m ill io n s Free Cash Flow (1) 2021 free cash flow is adjusted for the impact of our Life Sciences divestiture, which excludes transaction-related employee and third-party costs as well as estimated tax payments and net working capital adjustments. 2021 free cash flow yield is lower than historical amounts, reflecting record low DSO as of December 31, 2020 and the pull forward of certain cash receipts into Q4 2020, the repayment in 2021 of 2020 FICA deferrals under the CARES ACT, and a DSO higher than our target of 60 days as of December 31, 2021 due to the impact of certain larger projects with extended contractual payment terms. (2) Reflects the midpoint of the Company’s 2022 guidance as of February 24, 2022. Nothing herein shall be construed as reaffirming, disaffirming or updating such guidance. (3) As of March 16, 2022, the Company had $106M remaining under its share repurchase authorization. (2) • Based on our revenue and adjusted EBITDA margin % expectations, we anticipate having $750 million to $1 billion available for deployment over the next five years • Commit to delivering 25%-50% of deployed capital as a return to shareholders via share repurchases through 2025(3) • Invest in the business to strengthen our competitive position, including through the execution of strategic, tuck-in M&A • Manage debt levels to achieve approximately 2.0x leverage ratio Strategic capital deployment framework balances growth, flexibility and return of capital to shareholders (1) Historical and Future Deployment of Capital 2021 5-Year Framework • 62% debt paydown • 20% share repurchases • 14% M&A • 5% capital expenditures • Committed to 25%-50% in annual share repurchases • 50%-75% available to invest in our business, inclusive of M&A and organic investment in our consulting, digital and managed services capabilities

HURON | 47

Disciplined approach to M&A will continue to provide opportunities to accelerate growth in adjacencies to our core business

Recent Acquisition History

($ in millions)


$9
$45
1
4
2020
2021
Capital Deployed
# of Acquisitions

FORCE IQ

UNICO SOLUTION

Whiteboard HIGHER EDUCATION

PerceptionHealth Predictive Intelligence

Strengthening our track record of success

- Expect 2020 and 2021 acquisitions to deliver 4% of total company revenues at the midpoint of our 2022 revenue guidance
- ForceIQ acquisition advanced our Salesforce Vlocity capabilities and has delivered a 17% annualized ROI as of December 31, 2021

Criteria used to evaluate strategic tuck-ins:

- Aligns with our business strategy
  - Expands our capabilities into adjacent offerings
  - Strengthens our industry expertise
- Enhances our financial strategy
  - Has a strong growth trajectory on a standalone basis
  - Is accretive to EBITDA margins
- Are a strong cultural fit
  - Four out of five recent acquisitions were Huron partners or teams we worked side-by-side with at a client prior to discussing a potential transaction

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 48

Focused execution on our growth strategy

1	**Leading Market Positions In Two Critical Industries** Focus: Accelerating growth in Healthcare and Education	Healthcare and Education revenues represented **75%** of total company revenues in 2021
2	**Growing Presence in Commercial Industries** Focus: Expanding our growing credentials in commercial end markets	Commercial revenues represented **25%** of total company revenues in 2021
3	**Rapidly Growing Global Digital Capability** Focus: Advancing our integrated digital platform to support its strong growth trajectory	Digital grew to nearly **40%** of total company revenues in 2021
4	**Solid Foundation for Growth and Margin Expansion** Focus: Executing on our primary revenue drivers and margin levers to achieve more consistent growth and improve profitability	Recurring revenue represented **15%** of total company revenues in 2021
5	**Strong Balance Sheet and Cash Flows** Focus: Delivering 25%-50% of deployed capital as a return to shareholders via share repurchases	**$65M** of capital returned to shareholders via share repurchases in 2021

Commitment to Delivering:

- Low double-digit annual revenue growth
- Mid-teen % adjusted EBITDA margins by 2025
- High teen % annual EPS growth
- Strong annual cash flows with 25-50% targeted for share repurchases

© 2022 Huron Consulting Group Inc. and affiliates.

H U R O N I 4 9 © 2022 Huron Consulting Group Inc. and affiliates. John Kelly Chief Financial Officer Q&A Session Ernie Torain General Counsel Jim Roth Chief Executive Officer Mark Hussey President and Chief Operating Officer H U R O N I 4 9

H U R O N I 5 0 © 2022 Huron Consulting Group Inc. and affiliates. Disciplined and balanced capital allocation framework underscores our commitment to growth and returning capital to shareholders Operating in a large, growing professional services industry with core end markets facing significant disruption and/or regulatory change Supporting sustained and consistent revenue growth through expansion in areas of greatest growth potential, capitalizing on industry tailwinds and growing global digital platform Recovery from pandemic environment and new operating model creates significant room for margin expansion Leading global consultancy with deep industry focus and growing digital and managed services capabilities A clear and compelling investment thesis STRONG CASH FLOW AND BALANCE SHEET MEANINGFUL GROWTH OPPORTUNITY IN OUR CORE INDUSTRIES EXPANSION OF INDUSTRY EXPERTISE AND CAPABILITIES MATERIAL MARGIN EXPANSION OPPORTUNITY A PREEMINENT GLOBAL CONSULTANCY AND DIGITAL PARTNER

H U R O N I 5 1 © 2022 Huron Consulting Group Inc. and affiliates. Investor Day March 29, 2022

H U R O N I 5 2 © 2022 Huron Consulting Group Inc. and affiliates. Appendix

H U R O N I 5 3 © 2022 Huron Consulting Group Inc. and affiliates. Use of Non-GAAP Financial Measures In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, adjusted diluted earnings per share from continuing operations and free cash flows, which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to- period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Management has provided its outlook regarding adjusted EBITDA and adjusted diluted earnings per share, both of which are non-GAAP financial measures and exclude certain charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

H U R O N I 5 4 © 2022 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of net income (loss) from continuing operations to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) (in millions) 2017 2018 2019 2020 2021 Revenues $ 733 $ 795 $ 877 $ 844 $ 906 Net income (loss) from continuing operations (170) 14 42 (24) 63 Add back: Income tax expense (benefit) (52) 11 10 (10) 17 Interest expense, net of interest income 19 19 15 9 8 Depreciation and amortization 49 39 34 30 26 EBITDA $ (154) $ 83 $ 101 $ 5 $ 115 Add back: Restructuring charges 6 4 2 21 12 Litigation and other (gains) / losses, net 1 (2) (1) (0) 0 Unrealized gain on preferred stock investment - - - (2) - Goodwill impairment charges 253 - - 60 - (Gain) loss on sale of businesses (1) 6 - 2 (32) Transaction-related expenses - - 3 1 2 Foreign currency transaction losses (gains), net (0) 0 0 (0) 0 Other nonoperating expense (income), net 0 - - - - Adjusted EBITDA $ 105 $ 91 $ 105 $ 87 $ 98 Adjusted EBITDA % 14.3% 11.4% 12.0% 10.3% 10.8%

H U R O N I 5 5 © 2022 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of net income (loss) from continuing operations to adjusted net income from continuing operations (in millions, except earnings per share) 2017 2018 2019 2020 2021 Net income (loss) from continuing operations $ (170) $ 14 $ 42 $ (24) $ 63 Weighted average shares – diluted 21 22 23 22 22 Diluted earnings (loss) per share (EPS) from continuing operations $ (7.95) $ 0.63 $ 1.87 $ (1.08) $ 2.89 Add back: Amortization of intangible assets 35 24 18 13 9 Restructuring charges 6 4 2 21 12 Litigation and other (gains) / losses, net 1 (2) (1) (0) 0 Goodwill impairment charges 253 - - 60 - Unrealized gain on preferred stock investment - - - (2) - (Gain) loss on sale of businesses (1) 6 - 2 (32) Transaction-related expenses - - 3 1 2 Non-cash interest on convertible notes 8 8 6 - - Other nonoperating expense (income), net 0 - - - - Tax effect (82) (9) (7) (23) 2 Tax expense related to Tax Cut and Jobs Act of 2017 2 - - - Net tax benefit related to “check-the-box” election (3) - (1) - - Total adjustments, net of tax 217 32 20 72 (6) Adjusted net income from continuing operations $ 47 $ 46 $ 62 $ 48 $ 57 Adjusted weighted average shares – diluted 22 22 23 22 22 Adjusted diluted EPS from continuing operations $ 2.15 $ 2.08 $ 2.74 $ 2.15 $ 2.61

HURON | 56

Reconciliations of non-GAAP measures

Reconciliation of cash from operating activities to free cash flow *(in millions)*

	2018	2019	2020	2021	2022 Guidance[2]
Cash from operating activities	$ 102	$ 132	$ 137	$ 18	$ 90 to 110
Less: Capital expenditures	(15)	(23)	(17)	(16)	$ 20 to 25
Free cash flow	$ 87	$ 109	$ 120	$ 2	$ 70 to 90
Add back: Life Sciences divestiture[1]	-	-	-	19	
Adjusted free cash flow	$ 87	$ 109	$ 120	$ 21	
Weighted average shares - diluted	22	23	22	22	
Free cash flow per share	$ 3.93	$ 4.83	$ 5.50	$ 0.95	
End of period stock price	$ 51.31	$ 68.72	$ 58.95	$ 49.90	
Free cash flow yield	7.7%	7.0%	9.3%	1.9%	

(1) 2021 free cash flow is adjusted for the impact of our Life Sciences divestiture, which excludes transaction-related employee and third-party costs as well as estimated tax payments and net working capital adjustments. 2021 free cash flow yield is lower than historical amounts, reflecting record low DSO as of December 31, 2020 and the pull forward of certain cash receipts into Q4 2020, the repayment in 2021 of 2020 FICA deferrals under the CARES ACT, and a DSO higher than our target of 60 days as of December 31, 2021 due to the impact of certain larger projects with extended contractual payment terms.

(2) Guidance noted in this presentation was effective as of February 24, 2022. Nothing in this presentation should be construed as reaffirming, disaffirming or updating such guidance.

© 2022 Huron Consulting Group Inc. and affiliates.